Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,759.12
Total Fee Amount	1,759.12
Total Transaction Valuation	11,490,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00